Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

MSA Attachment No.4

This MSA Attachment No.4 (MSA Attachment No.4) is entered into among Siegfried Evionnaz SA, route du Simplon 1, 1902 Evionnaz, Switzerland (Siegfried Evionnaz) and Siegfried AG, Untere Bruehlstrasse 4, 4800 Zofingen, Switzerland (Siegfried Zofingen and collectively with Siegfried Evionnaz, Siegfried) and ACADIA pharmaceuticals GmbH, c/o KENDRIS AG, Seidenhofstrasse 14, 6003 Luzern, Switzerland (ACADIA) under the Master Services Agreement dated December 15, 2016 (the Agreement). Pursuant to the Agreement, Siegfried has agreed to perform certain Services in accordance with written MSA Attachments, such as this one, entered into from time to time. Capitalized terms used in this MSA Attachment No. 4 and not otherwise defined have the meanings given to them in the Agreement.

The Parties hereby agree as follows:

1. MSA Attachment

This document constitutes a MSA Attachment under the Agreement and this MSA Attachment No.4 and the Services contemplated herein are subject to the terms and provisions of the Agreement. In accordance with Section 2.1 of the Agreement, Siegfried Zofingen’s Affiliate Siegfried Evionnaz hereby opts into the terms of the Agreement with regard to this MSA Attachment No.4 and the Services contemplated herein. Except if expressly modified in this MSA Attachment No.4, the terms of the Agreement are hereby incorporated by reference herein.

2.
Services, Product, and Materials

Services:

Pursuant to the terms of the Agreement, this MSA Attachment No.4 and each Work Order (defined below), stability study-related services related to Pimavanserin will be provided by Siegfried Evionnaz and/or Siegfried Zofingen for ACADIA upon full execution of each Work Order.

Scope:

The specific scope of the Services to be provided by Siegfried will be set forth in separate work orders as mutually agreed by the parties (each a Work Order) which shall be in substantially the same format as the work order template attached hereto as Exhibit A, which is incorporated herein by this reference. Each Work Order shall be subject to the terms of this MSA Attachment No. 4 and the Agreement.

Product: Pimavanserin (API) and any of its intermediates

Consigned Material: None

Raw Materials: None

3.
Commercial Terms

Sales price:

Each Work Order shall include the total cost of Services to be provided under each such Work Order, which amount shall not be exceeded without ACADIA’s prior written consent.

Invoice Terms:

If applicable, [***].

[***]

Note: [***]

Invoicing will occur in Swiss Francs (CHF)

The Services herein will be conducted at either Siegfried’s facility in Evionnaz, Switzerland or Zofingen, Switzerland (as specified in each Work Order).

Term: This MSA Attachment No.4 is entered into as of May 12, 2017 to be retroactively effective as of January 1, 2017 and, unless earlier terminated in accordance with the Agreement, shall continue in full force and effect for an initial period of [***] (the MSA Attachment No.4 Initial Period). After the MSA Attachment No.4 Initial Period, this MSA Attachment No. 4 shall automatically renew for consecutive [***] periods each, unless one of the Parties notifies the other of its election not to renew this MSA Attachment No. 4 at least [***] prior to the end of the MSA Attachment No.4 Initial Period or any renewal period then in effect, in which case this MSA Attachment No. 4 shall terminate upon the expiration of such term. This MSA Attachment No.4 may be terminated earlier subject to and in accordance with the terms and conditions contained in the Agreement.

[Signature Page Follows]

Signatures:

Siegfried Evionnaz SA

/s/ Luca Parlanti, Ph.D. /s/ Horacio Comas

Luca Parlanti, Ph.D. Head of Global Sales & Marketing Custom Synthesis Siegfried Evionnaz SA	Horacio Comas Project Manager Custom Synthesis Siegfried Evionnaz SA

Siegfried AG

/s/ Anders Sjöberg /s/ Eva Mössl

Anders Sjöberg Project Manager Siegfried AG	Name: Eva Mössl Function: VP, Sen. Key Account Management Siegfried AG

ACADIA Pharmaceuticals GmbH Purchase Order: 00021 (for all Work Orders processed under MSA Attachment 4)

/s/ Glenn F. Baity
Name: Glenn F. Baity

Function: Director

Exhibit A

Work Order Template

Work Order #____

This Work Order #___ (this Work Order) is entered into as of _________________ (Effective Date) between ACADIA Pharmaceuticals GmbH (ACADIA) and [Siegfried Evionnaz SA or Siegfried AG] (Siegfried). This Work Order is subject to the terms of the MSA Attachment No. 4 effective January 1, 2017 between the parties and the Master Services Agreement dated December 15, 2016 between ACADIA and Siegfried AG.

The parties hereby agree that Siegfried will perform the following stability study-related Services for ACADIA for a total cost not to exceed the “Work Order Amount” specified below:

Scope of Services:

•
Stability Study Scope:
o
Define Product or Intermediate name and part number
o
Define subject campaign or lot numbers
o
Define stability study site (Evionnaz or Zofingen)
o
Duration of study for # of batch at standard condition [***].
o
Duration of study for # of batch/es at accelerated conditions.
o
Define Test Points
o
Define Testing Required for Stability [***].
o
T = 0 testing will occur at product release.
o
Define Standard packaging [***]
o
Initiation will occur within [***]

•
Provide Stability Summary Table

•
Stability Study Cost/Work Order Amount: CHF

Approval:

The undersigned are duly authorized representatives of their respective parties and hereby agree to this Work Order as of the Effective Date:

[Siegfried Evionnaz SA or Siegfried AG]

__________________________________ ____________________

Siegfried Project Manager Date

__________________________________ ____________________

Siegfried Date

ACADIA Pharmaceuticals GmbH

_________________________________ ____________________

Glenn F. Baity, Director Date

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

MSA Attachment No.5

This MSA Attachment No.5 (MSA Attachment No.5) is entered into among Siegfried Evionnaz SA, route du Simplon 1, 1902 Evionnaz, Switzerland (Siegfried Evionnaz) and Siegfried AG, Untere Bruehlstrasse 4, 4800 Zofingen, Switzerland (Siegfried Zofingen and collectively with Siegfried Evionnaz, Siegfried) and ACADIA pharmaceuticals GmbH, c/o KENDRIS AG, Seidenhofstrasse 14, 6003 Luzern, Switzerland (ACADIA) under the Master Services Agreement dated December 15, 2016 (the Agreement). Pursuant to the Agreement, Siegfried has agreed to perform certain Services in accordance with written MSA Attachments, such as this one, entered into from time to time. Capitalized terms used in this MSA Attachment No. 5 and not otherwise defined have the meanings given to them in the Agreement.

The Parties hereby agree as follows:

1. MSA Attachment

This document constitutes a MSA Attachment under the Agreement and this MSA Attachment No.5 and the Services contemplated herein are subject to the terms and provisions of the Agreement. In accordance with Section 2.1 of the Agreement, Siegfried Zofingen’s Affiliate Siegfried Evionnaz hereby opts into the terms of the Agreement with regard to this MSA Attachment No.5 and the Services contemplated herein. Except if expressly modified in this MSA Attachment No.5, the terms of the Agreement are hereby incorporated by reference herein.

4.
Services, Product, and Materials

Services:

Pursuant to the terms of the Agreement, this MSA Attachment No. 5 and each Work Order (defined below), analytical development services related to Pimavanserin will be provided by Siegfried Evionnaz and/or Siegfried Zofingen for ACADIA upon full execution of each Work Order.

Scope:

The specific scope of the Services to be provided by Siegfried will be set forth in separate work orders as mutually agreed by the parties (each a Work Order) which shall be in substantially the same format as the work order template attached hereto as Exhibit A, which is incorporated herein by this reference. Each Work Order shall be subject to the terms of this MSA Attachment No. 5 and the Agreement.

Product: Pimavanserin (API) and any of its intermediates

Consigned Material: None

Raw Materials: None

5.
Commercial Terms

Sales price:

Each Work Order shall include the total cost of Services to be provided under each such Work Order, which amount shall not be exceeded without ACADIA’s prior written consent.

Invoice Terms:

If applicable, [***].

[***]

[***]

Invoicing will occur in Swiss Francs (CHF)

The Services herein will be conducted at Siegfried’s facilities at Evionnaz, Switzerland, Zofingen Switzerland and/or St. Vulbas, France (as specified in each Work Order).

Term: This MSA Attachment No.5 is entered into as of May 12, 2017 to be retroactively effective as of January 1, 2017 and, unless earlier terminated in accordance with the Agreement, shall continue in full force and effect for an initial period of [***] (the MSA Attachment No.5 Initial Period). After the MSA Attachment No. 5 Initial Period, this MSA Attachment No. 5 shall automatically renew for consecutive [***] periods each, unless one of the Parties notifies the other of its election not to renew this MSA Attachment No. 5 at least [***] prior to the end of the MSA Attachment No. 5 Initial Period or any renewal period then in effect, in which case this MSA Attachment No. 5 shall terminate upon the expiration of such term. This MSA Attachment No.5 may be terminated earlier subject to and in accordance with the terms and conditions contained in the Agreement.

[Signature Page Follows]

Signatures:

Siegfried Evionnaz SA

/s/ Luca Parlanti, Ph.D. /s/ Horacio Comas

Luca Parlanti, Ph.D. Head of Global Sales & Marketing Custom Synthesis Siegfried Evionnaz SA	Horacio Comas Project Manager Custom Synthesis Siegfried Evionnaz SA

Siegfried AG

/s/ Anders Sjöberg /s/ Eva Mössl

Anders Sjöberg Project Manager Siegfried AG	Name: Eva Mössl Function: VP, Sen. Key Account Management Siegfried AG

ACADIA Pharmaceuticals GmbH Purchase Order: 00022 (for all Work Orders processed under MSA Attachment 5)

/s/ Glenn F. Baity
Name: Glenn F. Baity

Function: Director

Exhibit A

Work Order Template

Work Order #____

This Work Order #___ (this Work Order) is entered into as of _________________ (Effective Date) between ACADIA Pharmaceuticals GmbH (ACADIA) and [Siegfried Evionnaz SA or Siegfried AG] (Siegfried). This Work Order is subject to the terms of the MSA Attachment No. 5 effective January 1, 2017 between the parties and the Master Services Agreement dated December 15, 2016 between ACADIA and Siegfried AG.

The parties hereby agree that Siegfried will perform the following analytical development Services for ACADIA for a total cost not to exceed the “Work Order Amount” specified below:

Scope of Services:

•
Analytical Development Scope:
o
Define Product or Intermediate name and part number
o
Define Tasks, Deliverables, Estimated Time of Initiation, Estimated Time of Completion.

•
Work Order Amount: CHF

Approval:

The undersigned are duly authorized representatives of their respective parties and hereby agree to this Work Order as of the Effective Date:

[Siegfried Evionnaz SA or Siegfried AG]

__________________________________ ____________________

Siegfried Project Manager Date

__________________________________ ____________________

Siegfried Date

ACADIA Pharmaceuticals GmbH

_________________________________ ____________________

Glenn F. Baity, Director Date

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

MSA Attachment No.6

This MSA Attachment No.6 (MSA Attachment No.6) is entered into among Siegfried Evionnaz SA, route du Simplon 1, 1902 Evionnaz, Switzerland (Siegfried Evionnaz) and Siegfried AG, Untere Bruehlstrasse 4, 4800 Zofingen, Switzerland (Siegfried Zofingen and collectively with Siegfried Evionnaz, Siegfried) and ACADIA pharmaceuticals GmbH, c/o KENDRIS AG, Seidenhofstrasse 14, 6003 Luzern, Switzerland (ACADIA) under the Master Services Agreement dated December 15, 2016 (the Agreement). Pursuant to the Agreement, Siegfried has agreed to perform certain Services in accordance with written MSA Attachments, such as this one, entered into from time to time. Capitalized terms used in this MSA Attachment No. 6 and not otherwise defined have the meanings given to them in the Agreement.

The Parties hereby agree as follows:

1. MSA Attachment

This document constitutes a MSA Attachment under the Agreement and this MSA Attachment No.6 and the Services contemplated herein are subject to the terms and provisions of the Agreement. In accordance with Section 2.1 of the Agreement, Siegfried Zofingen’s Affiliate Siegfried Evionnaz hereby opts into the terms of the Agreement with regard to this MSA Attachment No.6 and the Services contemplated herein. Except if expressly modified in this MSA Attachment No.6, the terms of the Agreement are hereby incorporated by reference herein.

6.
Services, Product, and Materials

Services:

Pursuant to the terms of the Agreement, this MSA Attachment No. 6 and each Work Order (defined below), chemical development services (which may include ancillary analytical development support services) related to Pimavanserin will be provided by Siegfried Evionnaz and/or Siegfried Zofingen for ACADIA upon full execution of each Work Order.

Scope:

The specific scope of the Services to be provided by Siegfried will be set forth in separate work orders as mutually agreed by the parties (each a Work Order) which shall be in substantially the same format as the work order template attached hereto as Exhibit A, which is incorporated herein by this reference. Each Work Order shall be subject to the terms of this MSA Attachment No. 6 and the Agreement.

Product: Pimavanserin (API) and any of its intermediates

Consigned Material: None

Raw Materials: None

7.
Commercial Terms

Sales price:

Each Work Order shall include the total cost of Services to be provided under each such Work Order, which amount shall not be exceeded without ACADIA’s prior written consent.

Invoice Terms:

If applicable, [***].

[***]

[***]

Invoicing will occur in Swiss Francs (CHF)

The Services herein will be conducted at Siegfried’s facilities at Evionnaz, Switzerland, Zofingen Switzerland and/or St. Vulbas, France (as specified in each Work Order).

Term: This MSA Attachment No.6 is effective as of May 12, 2017 and, unless earlier terminated in accordance with the Agreement, shall continue in full force and effect for an initial period of [***] (the MSA Attachment No.6 Initial Period). After the MSA Attachment No.6 Initial Period, this MSA Attachment No. 6 shall automatically renew for consecutive [***] periods each, unless one of the Parties notifies the other of its election not to renew this MSA Attachment No. 6 at least [***] prior to the end of the MSA Attachment No.6 Initial Period or any renewal period then in effect, in which case this MSA Attachment No. 6 shall terminate upon the expiration of such term. This MSA Attachment No.6 may be terminated earlier subject to and in accordance with the terms and conditions contained in the Agreement.

[Signature Page Follows]

Signatures:

Siegfried Evionnaz SA

/s/ Luca Parlanti, Ph.D. /s/ Horacio Comas

Luca Parlanti, Ph.D. Head of Global Sales & Marketing Custom Synthesis Siegfried Evionnaz SA	Horacio Comas Project Manager Custom Synthesis Siegfried Evionnaz SA

Siegfried AG

/s/ Anders Sjöberg /s/ Eva Mössl

Anders Sjöberg Project Manager Siegfried AG	Name: Eva Mössl Function: VP, Sen. Key Account Management Siegfried AG

ACADIA Pharmaceuticals GmbH Purchase Order: 00020 (for all Work Orders processed under MSA Attachment 6)

/s/ Glenn F. Baity
Name: Glenn F. Baity

Function: Director

Exhibit A

Work Order Template

Work Order #____

This Work Order #___ (this Work Order) is entered into as of _________________ (Effective Date) between ACADIA Pharmaceuticals GmbH (ACADIA) and [Siegfried Evionnaz SA or Siegfried AG] (Siegfried). This Work Order is subject to the terms of the MSA Attachment No. 6 effective January 1, 2017 between the parties and the Master Services Agreement dated December 15, 2016 between ACADIA and Siegfried AG.

The parties hereby agree that Siegfried will perform the following chemical development (and ancillary analytical development support) Services for ACADIA for a total cost not to exceed the “Work Order Amount” specified below:

Scope of Services:

•
Chemical development and analytical development support Scope:
o
Define Product or Intermediate name and part number
o
Define Tasks, Deliverables, Estimated Time of Initiation, Estimated Time of Completion.

•
Work Order Amount: CHF

Approval:

The undersigned are duly authorized representatives of their respective parties and hereby agree to this Work Order as of the Effective Date:

[Siegfried Evionnaz SA or Siegfried AG]

__________________________________ ____________________

Siegfried Project Manager Date

__________________________________ ____________________

Siegfried Date

ACADIA Pharmaceuticals GmbH

_________________________________ ____________________

Glenn F. Baity, Director Date